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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




      Date of Report (Date of earliest event reported): September 19, 2002



                              CHENIERE ENERGY, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                      0-9092                   95-4352386
(State or other jurisdiction   (Commission File Number)        (IRS Employer
     of incorporation)                                    Identification Number)





               333 Clay Street
                 Suite 3400
               Houston, Texas                                      77002
  (Address of principal executive offices)                      (Zip Code)

                                 (713) 659-1361
              (Registrant's telephone number, including area code)

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ITEM 2.  Acquisition or Disposition of Assets
ITEM 5.  Other Events

         On September 20, 2002, Cheniere Energy, Inc. issued a press release announcing that it had entered into an Extension and Amendment to Contribution Agreement to extend the closing date of the transaction contemplated by the Contribution Agreement dated August 26, 2002. The press release and the Extension and Amendment to Contribution Agreement are attached hereto as exhibits and incorporated herein in their entirety.

ITEM 7.  Financial Statements and Exhibits.

         (c)      Exhibits.

                  Exhibit 1  Press release dated September 20, 2002.

                  Exhibit 2 Extension and Amendment to Contribution Agreement dated as of September 19, 2002, by and among Freeport LNG Investments, LLC, Freeport LNG-GP, Inc., Cheniere Energy, Inc., Cheniere LNG, Inc. and Freeport LNG Terminal, LLC.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CHENIERE ENERGY, INC.


         Date: September 26, 2002           By:    /s/ Don A. Turkleson
                                                   --------------------------
                                            Name:  Don A. Turkleson
                                            Title: Chief Financial Officer